                                                               Exhibit 10.24.1
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          THIS AGREEMENT is made and entered into as of December 8, 1999, among PaeTec Corp., a Delaware corporation (the "Company"), and the persons and entities listed on the attached Schedule I (the "Purchasers").
                                ----------

                                    RECITALS
                                    --------

          WHEREAS, Star Telecommunications, Inc., a Delaware corporation (the "Seller"), owns 850,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), of the Company;

          WHEREAS, the Seller is selling to the Purchasers and the Purchasers are purchasing from the Seller all of such 850,000 shares (the "Purchased Shares"), in the amounts set forth on Schedule I hereto, concurrently with the
                                      ----------
execution and delivery of this Agreement and pursuant to the terms and conditions of a Common Stock Purchase Agreement, dated as of December 6, 1999, between the Purchasers and the Seller (the "Stock Purchase Agreement");

          WHEREAS, the Company granted to the Seller certain piggy-back registration rights with respect to the Purchased Shares in connection with the original issuance thereof to the Seller; and

          WHEREAS, the Company desires to grant to each Purchaser certain piggy-back registration rights with respect to (i) the Purchased Shares held by such Purchaser and (ii) any shares of common stock of the Company paid, issued or distributed in respect of such Purchased Shares by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization or otherwise (the shares referred to in clauses (i) and (ii) collectively, the "Registrable Shares") according to the terms and provisions of this Agreement;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Piggy-Back Registration Rights.
--  ------------------------------

          (a) If at any time or from time to time after the completion of the initial public offering of shares of the Class A Common Stock, the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders (other than a registration of securities on Form S-8 relating solely to employee benefit or stock plans or a registration on Form S-4 to effect a merger or other reorganization), the Company shall promptly give to the Purchasers written notice thereof and, upon the written request of a Purchaser made within 10 business days after receipt of such written notice from the Company, and subject to paragraph (b) below, shall include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Shares held by such Purchaser specified in such written request.

          (b) If the registration of which the Company gives notice is for a registered public offering for the account of the Company or a security holder (such security holder, an "Initiating Holder") involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given to the Purchasers pursuant to Section 1(a). In such event the right of any Purchaser to registration pursuant to this Section 1 shall be conditioned upon such Purchaser's participation in such underwriting, and the inclusion of Registrable Shares held by such Purchaser in the underwriting shall be limited to the extent provided herein. Each Purchaser desiring to participate in such an offering (together with the Company and the other security holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of the Registrable Shares or securities of other holders of registration rights granted by the Company from such registration in accordance with the succeeding sentence. In such event and provided the managing underwriter has so notified the Company in writing, the securities to be included in such offering shall consist of (i) first, any securities the Company or the Initiating Holder, as the case may be, proposes to sell, and (ii) second, the number of Registrable Shares the Purchasers requested to be included in such registration that, in the opinion of the managing underwriter, can be sold without jeopardizing the success of the offering of all the securities that the Company or the Initiating Holder, as the case may be, desires to sell for its own account, such amount to be allocated on a pro rata basis among the Purchasers who have requested their securities be so included based on the number of Registrable Shares that each Purchaser has requested to be so included; provided that, in the event another person has duly requested pursuant to an agreement with the Company that the Company register other securities of the Company and such request has not been withdrawn, the Purchasers and such other person shall be included in such registration pro rata based on the number of securities the Purchasers and such other person have requested to be so included. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall continue to be subject to the terms of this Agreement.

          (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1 prior to the effectiveness of such registration whether or not any Purchaser has elected to include securities in such registration; provided, however, that any such termination or withdrawal shall not relieve the Company from its obligation to pay expenses of the Purchasers pursuant to Section 1(d).

          (d) All expenses associated with any registration hereunder (including, without limitation, registration, qualification and filing fees, printing expenses, blue sky fees, and fees and disbursements of counsel and accountants for the Company) shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be obligated to pay any fees or disbursements of counsel to any Purchaser, and underwriters' discounts and commissions shall be borne by the participating Purchasers pro rata in proportion to the number of securities being registered.

               (e) In the case of each registration under this Section 1, the Company shall:

                   (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 45 days or until the distribution described in the registration statement has been completed, whichever first occurs (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to a single counsel to the Purchasers copies of all such documents proposed to be filed, which documents shall be subject to the review and, as to any information relating to the Purchasers or the proposed plan of distribution of the Registrable Shares, comment of such counsel);

                   (ii) furnish to participating Purchasers such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Purchasers may reasonably request in order to facilitate the public offering of the Registrable Shares included in such registration;

                   (iii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by participating Purchasers, to take all actions which may be reasonably necessary to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of the Registrable Shares included in such registration, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so and except as may be required by the Securities Act of 1933, as amended (the "Securities Act");

                   (iv) immediately notify the Purchasers at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Purchasers promptly prepare and furnish to the Purchasers a reasonable number of copies of a supplement or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                   (v) provide a transfer agent and registrar for all Registrable Shares covered by such registration statement no later than the effective date of such registration statement; and

                   (vi) list all Registrable Shares covered by such registration statement on any securities exchange on which any of the same class of common stock of the Company is then listed.

          (f) The Company shall indemnify participating Purchasers and each person, if any, who controls such Purchasers within the meaning of the Securities Act against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and the Company shall reimburse such Purchasers for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information relating to a Purchaser furnished to the Company or any underwriter by such Purchaser for inclusion in any registration statement or prospectus, or any amendment or supplement thereto.

          (g) Each Purchaser shall, if Registrable Shares held by such Purchaser are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement and each person, if any, who controls the Company or such underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and shall reimburse the Company, such directors, officers, underwriters and control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, or in such amendment or supplement thereto, in reliance upon and in conformity with written information relating to such Purchaser furnished to the Company or any underwriter by such Purchaser for inclusion therein; provided that the obligations to indemnify shall be individual, not joint and several, for each Purchaser and shall be limited to the net amount of proceeds received by such Purchaser from the sale of Registrable Shares pursuant to such registration statement.

          (h) If for any reason the indemnity set forth in paragraphs (f) or (g) above is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations, subject to the liability limitations set forth in the proviso in the last sentence of paragraph (g) above. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the foregoing, a

Purchaser shall not be required to contribute any amount in excess of the amount it would have been required to pay to an indemnified party if the indemnity under paragraph (g) hereof were available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (i) The provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any underwritten registration referred to in this Agreement shall supersede the provisions of paragraphs (f), (g) and (h) above with respect to the parties to such underwriting agreement.

          (j) Each Purchaser shall furnish to the Company such information regarding such Purchaser, the Registrable Shares held by such Purchaser, the distribution proposed by such Purchaser and such other information as shall be required by the Securities Act or the rules promulgated thereunder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

          (k) The registration rights granted to each Purchaser in this Section 1 shall expire as to such Purchaser at such time (if ever) as such Purchaser may sell the Registrable Shares held by such Purchaser under Rule 144 promulgated under the Securities Act (or any successor thereto) without limitation as to volume. The foregoing notwithstanding, a Purchaser's registration rights under this Section 1 shall expire after the Company has offered such Purchaser the cumulative opportunity to register all of such Purchaser's Registrable Shares in two registered offerings, irrespective of whether such Purchaser elects to participate in such registered offerings.

          2.  Lock-Up.  Each Purchaser hereby agrees, if so requested in writing
              -------
by any managing underwriter of an underwritten registration by the Company of its securities (either for its own account, or for the benefit of the holders of any securities of the Company), not to effect any sale or distribution of Registrable Shares, except as part of such underwritten registration, during the seven days prior to and the 90 days (or 180 days, in the case of the Company's initial public offering) after the time such underwritten registration has become effective or such period of time shorter than 90 days (or 180 days, as applicable) that is sufficient and appropriate, in the opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such underwritten registration; provided, however, that if any director or executive officer of the Company or any owner of 5% or more of the outstanding common stock of the Company subject to such a lock-up restriction is subject to a lock-up restriction of shorter duration, such shorter lock-up period shall apply to such Purchaser. If requested, each Purchaser shall enter into a lock-up agreement with the applicable underwriters that is consistent with the agreement in the preceding sentence. The provisions of this Section 2 with respect to any underwritten registration shall not limit the exercise by the Purchasers of their rights under Section 1 with respect to such underwritten registration.

          3.  Miscellaneous.
              -------------

(a) This Agreement may be modified or amended only upon the written consent of the Company and the Purchasers holding a majority of the then-outstanding Registrable Shares; provided, however, that no modification or amendment of this Agreement that adversely affects the rights hereunder of any Purchaser in any material respect shall be effective against such Purchaser unless such Purchaser shall have consented in writing to such modification or amendment.

          (b) This Agreement shall be interpreted under and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York, without giving effect to the principles of conflicts of law thereunder.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Purchaser shall be permitted to assign any of its registration rights or other rights under this Agreement to any other person without the prior written consent of the Company, which may be granted or withheld by the Company in its sole discretion. Any permitted assignee of registration rights hereunder shall execute and agree to be bound by, and shall be deemed a "Purchaser" under, this Agreement.

          (d) This Agreement may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

          (e) Any notice, demand or other communication required, permitted or desired to be given hereunder shall be in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (with confirmation of receipt), delivery by reputable overnight service or five (5) days following deposit in the United States mail (if sent by certified or registered mail, postage prepaid, return receipt requested), in each case duly addressed to the Company at its headquarters or to the Purchasers at the respective addresses of the Purchasers listed on Schedule I hereto (unless the
                                                 ----------
Company receives notice pursuant to this Section 3(e) of a change to any such address).

          (f) This agreement sets forth the entire understanding and agreement of the parties with respect to its subject matter.



                  [remainder of page intentionally left blank;
                            signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                              PURCHASERS:

                              GKW UNIFIED HOLDINGS LLC

                              By:  /s/ Gregg Ritchey
                                 ------------------------------------------
                              Its: CFO Manager
                                  -----------------------------------------

                              CAROLWOOD COMPANY LLC

                              By:  /s/ Lodwrick M. Cook
                                 ------------------------------------------
                              Its: Manager
                                  -----------------------------------------


                              KEPACA LLC


                              By:  /s/ Thomas J. Casey
                                 ------------------------------------------
                              Its: President
                                  -----------------------------------------


                              FIDUCIA INTERNATIONAL


                              By:  /s/ Gregg Ritchey
                                 ------------------------------------------
                              Its: General Partner
                                  -----------------------------------------

                              SAN PASQUAL CORP.


                              By:  /s/ David Lee
                                 ------------------------------------------
                              Its: General Partner
                                  -----------------------------------------


                              BARRY PORTER

                              By:  /s/ Barry Porter
                                 ------------------------------------------
                              Its:
                                  -----------------------------------------

                              THE WALKER LIVING TRUST

                              By:  /s/ Clint W. Walker
                                 ------------------------------------------
                              Its:  Trustee
                                  -----------------------------------------

                              ROSALIE ZALIS

                              By:  /s/Rosalie Zalis
                                 ------------------------------------------
                              Its:
                                  -----------------------------------------

                              PETE WILSON

                              By:  /s/ Pete Wilson
                                 ------------------------------------------
                              Its:
                                  -----------------------------------------


                              THE COMPANY:

                              PAETEC CORP.


                              By:  /s/ Timothy Bancroft
                                 ------------------------------------------
                              Its:  Vice President - Finance
                                  -----------------------------------------

                                   SCHEDULE I
                                   ----------

       Buyer                              Shares
       -----                              -------

GKW Unified Holdings LLC                  360,000
360 N. Crescent
Beverly Hills, CA 90210

Kepaca LLC                                200,000
1476 Via Cresta
Pacific Palisades, CA  90272
Attention:  Tom Casey

Carolwood Company LLC                     100,000
13849 Weddington Street
Sherman Oaks, CA  91401
Attention:  Lodwrick Cook

Fiducia International                      50,000
16875 Callie De Sarah
Pacific Palisades, CA 90272
Attn: Gregg Ritchie

San Pasqual                                50,000
c/o The Management Group
9100 Wilshire Blvd., Suite 725E
Beverly Hills, CA  90212

Barry Porter                               50,000
c/o The Management Group
9100 Wilshire Blvd., Suite 725E
Beverly Hills, CA  90212

The Walker Living Trust                    30,000
2600 Via Segunda
Palos Verdes Estates, CA 90274
Attention:  Clint Walker

Rosalie Zalis                               5,000
360 N. Crescent Drive
Beverly Hills, CA  90274

Pete Wilson                                 5,000
360 N. Crescent Drive
Beverly Hills, CA  90274